UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported):  January 28, 2010

                   SOUTHWEST GEORGIA FINANCIAL CORPORATION
            (Exact name of Registrant as Specified in its Charter)


           Georgia                       001-12053              58-1392259
(State or other Jurisdiction of   (Commission File Number)     (IRS Employer
Incorporation or Organization)                              Identification No.)

         201 First Street, S.E.
           Moultrie, Georgia                                  31768
 (Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code:  (229) 985-1120

                                Not Applicable
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act.

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 8.01       OTHER EVENTS


On January 28, 2010, Southwest Georgia Financial Corporation announced that its Board of Directors at its meeting yesterday declared a cash dividend of $0.10 per common share. The dividend is payable February 15, 2010 to shareholders of record on February 8, 2010. The Board of Directors suspended regular quarterly cash dividends at its meeting March 25, 2009. The Company paid a cash dividend of $0.07 per common share in January 2009, and paid cash dividends totaling $0.56 per share in 2008. Southwest Georgia Financial Corporation or its predecessor, Southwest Georgia Bank, had paid cash dividends for 82 consecutive years.

A copy of that press release is attached as Exhibit 99.1 to this Current
Report.

Item 9.01       FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits:

     The following exhibit is furnished with this report.

Exhibit 99.1: Southwest Georgia Financial Corporation's press release dated January 28, 2010.


                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SOUTHWEST GEORGIA FINANCIAL CORPORATION

                                         /s/George R. Kirkland
                                         ----------------------------------
                                    By:  George R. Kirkland
                                         Senior Vice President and Treasurer

                                                   January 28, 2010
                                         -----------------------------------
                                                         Date



EXHIBIT INDEX

Exhibit No.                                 Description

   99.1                         Press Release dated January 28, 2010.